UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2014

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K of Liberty Interactive Corporation (the “Company”), dated September 3, 2014 regarding the completion of the previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary Liberty TripAdvisor Holdings, Inc. (“TripCo”).The sole purpose of this amendment is to provide updated pro forma financial information for the quarter ended June 30, 2014 required by Item 9.01 and to replace the previous exhibit 99.3 in its entirety.

Item 9.01.  Financial Statements and Exhibits

(b) The information required to be filed pursuant to Items 2.01 and 9.01 pursuant to Article 11 of Regulation S-X is filed herewith as Exhibit 99.3.

(d)  Exhibits

Exhibit No.	Name

99.3	Unaudited Condensed Pro Forma Consolidated Financial Statements of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014

LIBERTY INTERACTIVE CORPORATION

By:  /s/ Wade Haufschild

Name: Wade Haufschild

Title:     Vice President

EXHIBIT INDEX

9
Exhibit No.	Name

99.3	Unaudited Condensed Pro Forma Consolidated Financial Statements of the Company